CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Sun River Energy, Inc.(the "Company") on Form 10-Q for the period ending October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Redgie Green, Chief Executive Officer and Chief Accounting Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

   (1) The Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 21, 2009


/s/ Redgie Green
--------------------------------
Redgie Green,
Chief Executive Officer & Chief Accounting Officer